Exhibit 10.1

DEBT REPAYMENT AGREEMENT

This Debt Repayment Agreement (this “Agreement”) is dated as of August 4, 2020 (the “Effective Date”) by and among Future FinTech Group Inc., a Florida corporation (the “Company”) and each creditor identified on the signature pages hereto (each, a “Creditor” and collectively the “Creditors”) .

RECITALS

WHEREAS, the Company has debt payable to the Creditors in an aggregate principal amount equivalent to USD $4,961,000.00 (the “Debt”);

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Regulations S thereunder, the Creditors desire to cancel the Debt and the Company desires to issue the certain securities of the Company as payment to the Debt which are more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Creditor agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in, and construed, under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Rules” shall mean the listing rules of The NASDAQ Stock Market.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Per Share Price” equals $1.81 per share of Common Stock, which is based on 90% of the average closing price of the share of common stock of the Company listed on NASDAQ for thirty (30) trading days prior to the date of this Agreement, subject to adjustment for reverse and forward stock splits, stock combinations and other similar transactions of the Common Stock that may occur after the date of this Agreement.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(c).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(f).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), the Securities Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board, the Exchange Rules and applicable state securities laws and regulations.

“Shares” means 2,740,883 shares of Common Stock issued or issuable to Creditors pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Debt Cancellation Amount” means, as to each Creditor, the amount for the payment of shares hereunder as specified below such Creditor’s name on the signature page of this Agreement and next to the heading “Debt Cancellation Amount,” in United States dollars and in immediately available funds.

“Creditor Shares” means, as to each Creditor, the shares of Common Stock of the Company hereunder as specified below such Creditor’s name on the signature page of this Agreement and next to the heading “Creditor Shares”.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: NASDAQ Capital Market (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, and any other documents or agreements executed between the Company and the Creditors in connection with the transactions contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust, the current transfer agent of the Company, with a mailing address of 1 State Street 30th Floor, New York, NY 10004-1561, and any successor transfer agent of the Company.

ARTICLE II.

CANCELLATION OF DEBT AND ISSUANCE OF SHARES

2.1 Repayment of Debt. Upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Creditor, severally and not jointly, agrees to cancel the debt amount as specified under such Creditor’s name on the signature page of this Agreement, up to an aggregate of $4,961,000.00 as the payment for the Shares at a price of $1.81 per share. Each Creditor’s Debt Cancellation Amount as set forth on the signature page hereto executed by such Creditor shall be settled for “Delivery Versus Payment” with the Company. The Company shall deliver the Creditor Shares to the each Creditor as the repayment of Debt within 30 days of this Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as indicated in the SEC Reports, the Company hereby represents and warrants to the Creditor as of the date of this Agreement as follows:

(a) Organization and Qualification. The Company and each of the Subsidiaries, if any, is an entity duly incorporated or otherwise organized and validly existing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals (as defined below).

(c) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any governmental authority or any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents or the offer, issue and sale of the Shares, other than: (i) the disclosure filing required for this Agreement, (ii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(d) Authorization of the Shares. The Shares to be issued by the Company and debt cancellation are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, and free and clear of all Liens imposed by the Company.

(e) Capitalization. Except as may be described in the SEC Reports, all of the issued share capital of the Company has been duly and validly authorized and issued, and non-assessable.

(f) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto, documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”).

(g) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(h) No Broker. The Company has not employed any broker, finder or agent, nor become obligated in any way to pay any broker’s, finder’s or agent’s or similar fee with respect to the issuance of the Shares.

3.2 Representations and Warranties of the Creditor. Each Creditor hereby represents and warrants as of the date hereof to the Company as follows (unless as made of a specific date stated therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Creditor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Creditor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Creditor. Each Transaction Document to which it is a party has been duly executed by such Creditor, and when delivered by such Creditor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Creditor, enforceable against it in accordance with its terms.

(b) Understandings or Arrangements. Such Creditor is acquiring the Creditor Shares for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Shares (this representation and warranty not limiting such Creditor’s right to sell the Creditor Shares in compliance with applicable federal and state securities laws). Such Creditor is acquiring the Creditor Shares as principal, not as nominee or agent, and not with a view to or for distributing or reselling the Shares or any part thereof in violation of the Securities Act or any applicable state securities law.

(c) Foreign Investors. Such Creditor hereby represents that it has satisfied itself as to the full observance by such Creditor of the laws of its jurisdiction applicable to such Creditor in connection with the issuance of the Creditor Shares or the execution and delivery by such Creditor of this Agreement and the Transaction Documents, including (i) the legal requirements within its jurisdiction for the acquisition of the Creditor Shares, (ii) any foreign exchange restrictions applicable to the acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to such Creditor’s debt cancellation, holding, redemption, sale, or transfer of the Creditor Shares. Such Creditor’s debt cancellation and payment for, and continued beneficial ownership of, the Creditor Shares will not violate any securities or other laws of such Creditor’s jurisdiction applicable to such Creditor.

(d) Experience of Creditor. Such Creditor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Creditor Shares, and has so evaluated the merits and risks of such investment. Such Creditor is able to bear the economic risk of an investment in the Creditor Shares and, at the present time, is able to afford a complete loss of such investment.

(e) Access to Information. Such Creditor acknowledges that it has had the opportunity to review the Transaction Documents and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Creditor Shares and the merits and risks of investing in the Creditor Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(f) Regulation S. Such Creditor is a non-U.S. person (as such term is defined in Rule 902 of Regulation S under the Securities Act) and is not acquiring the Creditor Shares for the account or benefit of a U.S. person. Such Creditor will not, within six (6) months of the date of the transfer of the Creditor Shares to such Creditor, (i) make any offers or sales of the Creditor Shares in the United States or to, or for the benefit of, a U.S. person (in each case, as defined in Regulation S) other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act, or (ii) engage in hedging transactions with regard to the Creditor Shares unless in compliance with the Securities Act. Neither such Creditor nor any of such Creditor’s Affiliates or any person acting on his/her or their behalf has engaged or will engage in directed selling efforts (within the meaning of Regulation S) with respect to the Creditor Shares, and all such persons have complied and will comply with the offering restriction requirements of Regulation S in connection with the offering of the Creditor Shares outside of the United States.

(g) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Creditor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Creditor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Creditor first discussed the transaction with the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending on the date when this Agreement is publicly disclosed by the Company. Such Creditor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(h) No Registration. Such Creditor understands that the Creditor Shares have not been, and will not be, registered under the Securities Act or applicable securities laws of any state or country and therefore the Creditor Shares cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable state securities laws or exemptions from such registration requirements are available. The Company shall be under no obligation to register the Creditor Shares under the Securities Act and applicable state securities laws, and any such registration shall be in the Company’s sole discretion.

(i) No General Solicitation. Such Creditor is not purchasing the Creditor Shares as a result of any advertisement, article, notice or other communication regarding the Creditor Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(j) Brokers or Finders. Such Creditor has not engaged any brokers, finders or agents, and the Company has not, nor will, incur, directly or indirectly, as a result of any action taken by such Creditor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Reservation of Securities. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

4.2 Certain Transactions and Confidentiality. Each Creditor covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending on the date when this Agreement is publicly disclosed by the Company. Each Creditor also covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Creditor will maintain the confidentiality of the existence and terms of this transaction.

4.3 Legends. The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. Each Creditor agrees to the imprinting, so long as is required by this Section 4.3, of a legend on all of the certificates evidencing the Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

4.4 Lock-up. Each Creditor agrees not sell, contract to sell, or otherwise dispose of or transfer any of his/her its Creditor Shares for a period of one year commencing from the date of this Agreement.

ARTICLE V.

MISCELLANEOUS

5.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.2 Entire Agreement. The Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or email at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Creditors, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. No party hereto may assign this Agreement or any rights or obligations hereunder.

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

5.9 Survival. The representations and warranties contained herein shall survive the consummation of the transaction in this Agreement and the delivery of the Shares.

5.10 Execution. This Agreement may be executed in multiple counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.13 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. The English version of this Agreement, regardless of whether a translation in any other language is or will be made, shall be the only authentic version.

5.14 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Debt Repayment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY

Future FinTech Group Inc.

By:	/s/ Shanchun Huang
Name:	Shanchun Huang
Title:	Chief Executive Officer

Address for Notice:

Room 2103, 21st Floor, SK Tower 6A

Jianguomenwai Avenue, Chaoyang District

Beijing, China 100022

Email: leehoo@ftftex.com

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

[CREDITOR SIGNATURE PAGES TO DEBT REPAYMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Yan Zhang

Debt Cancellation Amount: $50,000.00

Creditor Shares:27,624 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Futian District, Shenzhen

Address for Delivery of Shares to Creditor (if not same as address for notice): N/A

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Yangfeng Gong

Debt Cancellation Amount: $70,000.00

Creditor Shares:38,674 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Longgang District, Shenzhen city, Guangdong Province

Address for Delivery of Shares to Creditor (if not same as address for notice): N/A

[SIGNATURE PAGES CONTINUE]

 IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Ziwei Hu

Debt Cancellation Amount: $50,000.00

Creditor Shares: 27,624 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Qingyang City, Gansu Province

Address for Delivery of Shares to Creditor (if not same as address for notice): N/A

[SIGNATURE PAGES CONTINUE]

 IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Jiawen Kang

Debt Cancellation Amount: $180,000.00

Creditor Shares: 99,448 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Zhuhai City, Guangdong Province

Address for Delivery of Shares to Creditor (if not same as address for notice): N/A

[SIGNATURE PAGES CONTINUE]

 IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Chentao Deng

Debt Cancellation Amount: $500,000.00

Creditor Shares: 276,243 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Longhua New District, Shenzhen

Address for Delivery of Shares to Creditor (if not same as address for notice): N/A

[SIGNATURE PAGES CONTINUE]

 IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Hongbin Li

Debt Cancellation Amount: $1,500,000.00

Creditor Shares: 828,729 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Futian District,Shenzhen

Address for Delivery of Shares to Creditor (if not same as address for notice): N/A

[SIGNATURE PAGES CONTINUE]

 IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Guohan Zhou

Debt Cancellation Amount: $500,000.00

Creditor Shares: 276,243 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Futian District, Shenzhen

Address for Delivery of Shares to Creditor (if not same as address for notice): N/A

[SIGNATURE PAGES CONTINUE]

 IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Di Liu

Debt Cancellation Amount: $55,000.00

Creditor Shares: 30,387 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Nanshan District, Shenzhen

Address for Delivery of Shares to Creditor (if not same as address for notice): N/A

[SIGNATURE PAGES CONTINUE]

 IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Sumei Pan

Debt Cancellation Amount: $282,800.00

Creditor Shares: 156,243 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Guangzhou City, Guangdong Province

Address for Delivery of Shares to Creditor (if not same as address for notice): N/A

[SIGNATURE PAGES CONTINUE]

 IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Zhixing Pan

Debt Cancellation Amount: $507,200.00

Creditor Shares: 280,221 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Tianhe District, Guangdong Province

Address for Delivery of Shares to Creditor (if not same as address for notice):N/A

[SIGNATURE PAGES CONTINUE]

 IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Xiaojie Yu

Debt Cancellation Amount: $500,000.00

Creditor Shares: 276,243 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Tianhe District, Guangzhou

Address for Delivery of Shares to Creditor (if not same as address for notice):N/A

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Yujin Tu

Debt Cancellation Amount: $145,000.00

Creditor Shares: 80,110 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Futian District, Shenzhen city,

Address for Delivery of Shares to Creditor (if not same as address for notice):N/A

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Hong Wei

Debt Cancellation Amount: $50,000.00

Creditor Shares: 27,624 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Luohu District, Shenzhen

Address for Delivery of Shares to Creditor (if not same as address for notice):N/A

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Debt Repayment Agreement to be duly executed as of the date first indicated above.

Name of Creditor: Shaochun Gong

Debt Cancellation Amount: $571,000.00

Creditor Shares: 315,470 shares

Signature of Creditor: _________________________________

Email Address of Creditor:

Address for Notice to Creditor: Guangdong Province China

Address for Delivery of Shares to Creditor (if not same as address for notice):N/A

[SIGNATURE PAGES CONTINUE]